SHARE CAPITAL - Summary of significant unobservable inputs used, equity (Details) - Registered Direct Offering	Oct. 31, 2025 $ / shares
Disclosure of classes of share capital [line items]
Risk-free interest rate	2.40%
Expected annual volatility, based on comparable companies	67.53%
Expected life (in years)	1 year 7 months 28 days
Expected dividend yield	0.00%
Share price (in USD per share)	$ 7.26
Exercise price (in USD per share)	$ 8.14